Exhibit 99.1
     Good Times Restaurants Inc.        (Nasdaq Capital Market: GTIM)Investor PresentationSeptember 2016

 Disclaimer  Forward-Looking InformationThis presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation may be forward-looking statements. The words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intend,” “targets,” “projects,” “contemplates,” “believes,” “estimates”, “predicts,” “potential” or “continue” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Important factors that could cause actual results to differ materially from expectation are disclosed under the “Risk Factors” and ”Cautionary Note Regarding Forward-Looking Statements” sections of the prospectus and the prospectus supplement.All written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements. You should evaluate all forward-looking statements made in this presentation in the context of these risks and uncertainties. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or qualified, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements.Non-GAAP Financial InformationThe non-GAAP financial measures contained in this presentation (including, without limitation, EBITDA, Adjusted EBITDA, Restaurant Operating Profit and Cash on Cash Return on Investment) are not GAAP measures of financial performance or liquidity and should not be considered as alternatives to net income (loss) as a measure of financial performance or cash flows from operations as measures of liquidity, or any other performance measure derived in accordance with GAAP. Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Additionally, EBITDA and Adjusted EBITDA are not intended to be measures of free cash flow for management’s discretionary use, as they do not reflect tax payments, debt service requirements, capital expenditures, new restaurant openings and certain other cash costs that may recur in the future, including among other things, cash requirements for working capital needs and cash costs to replace assets being depreciated and amortized. Management compensates for these limitations by relying on our GAAP results in addition to using EBITDA and Adjusted EBITDA supplementally. EBITDA, Adjusted EBITDA, Restaurant Operating Profit and Cash on Cash Return on Investment are included in this presentation because they are key metrics used by management and our board of directors to assess our financial performances. EBITDA and Adjusted EBITDA are frequently used by analysts, investors and other interested parties to evaluate companies in our industry. Our measures of EBITDA, Adjusted EBITDA, Restaurant Operating Profit and Cash on Cash Return on Investment are not necessarily comparable to similarly titled captions of other companies due to different methods of calculation.   Good Times Restaurants Inc.  2

 Company Highlights  2015 acquisition of high-growth platform companyTwo differentiated and complementary concepts Successful refresh and updating of Good Times yielding strong financial resultsStrong recent growth in new Bad Daddy’s stores Excellent cash-on-cash return modelsSubstantial growth potential off of small baseExperienced senior leadership team and systems in place  Good Times Restaurants Inc.  3

 Two Complementary & Differentiated Concepts  4  Good Times Restaurants Inc.  Only QSR with steroid-free, hormone-free, vegetarian-fed, humanely-raised beef and chicken“Fresh, Handcrafted, All-Natural” positionOperates and franchises 37 restaurants located primarily in the front-range communities of Colorado   Full-service, upscale, chef-inspired restaurant conceptFounded by an award-winning entrepreneur founder of numerous successful conceptsOperates, licenses and franchises 19 restaurants in North Carolina (8), South Carolina (1), Tennessee (1) and Colorado (9)

 Good Times Restaurants Inc.  5  “You brought Cool to the suburbs”

 Bad Daddy’s Burger Bar  Full Service, Full Bar Gourmet Burger Concept founded in Charlotte, NC in 2008Current TTM sales for the ten (10) company-owned stores open all year = $2.6MIn-line and end-cap restaurants; 3,500-4,000 sf.$18 Per Person Average Check including alcohol60% Dinner / 40% Lunch  6  Good Times Restaurants Inc.  All statements of Bad Daddy’s financial information are based on management’s review of unaudited financial statements, operating data & point of sale reports from existing Bad Daddy’s restaurants   USA Today Top 25 Burgers in US, Zagat rated

 Bad Daddy’s Burger Bar  7  Good Times Restaurants Inc.  Nineteen (19) restaurants currently open in eight metropolitan markets:Denver (7)Colorado Springs (1)Ft. Collins (1)Charlotte (5)Raleigh (2)Winston-Salem (1)Greenville (1)Knoxville (1)

 The Non-Chain Chain   8  Good Times Restaurants Inc.  Unique look, feel and format to each store

 The Non-Chain Chain   9  Good Times Restaurants Inc.  Menu with local ingredients, brand partners and micro local craft beers

 Bad Daddy’s Burger Bar – Concept Overview  Upscale restaurant concept featuring a chef-driven menu of gourmet signature burgers, chopped salads, appetizers and sandwiches Simple, high-quality ingredients executed at a high levelHousemade sauces and dressings“Create Your Own” burgers and saladsMonthly Chef SpecialsBeef, chicken, turkey, buffalo, tunaBar sales between 15% to 20% mix17 local microbrews on tapFresh-squeezed cocktails, Bad Ass MargaritaAmbience is a high energy, pop culture oriented atmosphere Service is personal, informal and ultra-friendly to support the brand’s irreverent personality  10  Good Times Restaurants Inc.

     Bad Daddy’s Model  11  Source: SEC Filings, Company Information   Good Times Restaurants Inc.  Average Sales per Square Foot  Targeted Cash on Cash Returns  Casual Dining Avg.

   Bad Daddy’s Average Check  12  Source: SEC Filings, Company Information   Good Times Restaurants Inc.  Average Check

 Bad Daddy’s Strong Momentum  Year-to-date comparable store sales through Q3 fiscal 2016 of +3.8%Six new units opened in fiscal 20169-11 additional restaurants planned for fiscal 2017 including the development of two new markets. Seven leases signed and several more in final negotiation.  13  Good Times Restaurants Inc.

 Good Times Restaurants Inc.  14

 Good Times - Concept Overview  QSR Burger chain founded in Boulder, CO in 198727 Company-owned stores, 10 Franchise stores$1.1M AUV; $1.2M new store model; Fiscal 2015 system-wide sales of $39 million$6.50 Average per person check – upper end of national QSR competitorsFree-standing restaurants, 880 to 1,000 square feet for the double drive thru format and a 2,100-2,400 square foot, 50-70 seat dining room format  Good Times Restaurants Inc.  15

 A Highly Differentiated Concept in QSR  Multi-dimensional brand refresh initiated 5 years agoThe only “Fresh, All-Natural, Handcrafted” brand story at a QSR price pointMade to order quality with QSR speed of serviceRemodeling and reimaging program to upgrade facilitiesNew store model with upscale, fast casual level finishesCable TV and social media advertising campaign in illustrated, handcrafted styleWe Take a Better Food Stand: Fresh, All-Natural, HandcraftedAll Natural: No hormones, steroids or antibiotics; humanely raisedMeyer all-natural Angus beefHand-breaded Springer Mountain all-natural Chicken TendersFresh, Hand-Crafted: Only at Good TimesFrozen custard made fresh every few hours with all-natural cream & eggsNatural-cut fries cooked to orderHatch Valley New Mexico green chile breakfast burritos  Good Times Restaurants Inc.  16

 Strong Growth Platform  Good Times growth in Colorado with company-owned storesContinued same store sales growth through menu innovation, remodels and product elevationBad Daddy’s – 2 markets with infrastructure to support concentric growth:Opened 6 stores in fiscal 2016 off of a base of 10 company-operated storesTargeting 9 – 11 new stores in fiscal 2017 including 2 new markets40+% planned Bad Daddy’s unit growth for each of the next 3 yearsEstimated fiscal 2017 company revenue of $80M-$84M and adjusted EBITDA of $4.5M-$5.0M  Good Times Restaurants Inc.  17

     Financial Highlights

 Bad Daddy’s Projected New Unit Economics  Assumptions:3,600 sq. ft. 125 seat designEstimated cash investment = $900K to $1M net of landlord contribution Cash preopening costs = $265K-$280K expensed in Year 1 Year 2 Estimate Sales $2,500,000 Restaurant Operating Profit: 15% (CO min wage) to 18% (Fed min wage) $375,000 - $450,000 Leasehold & FF&E Investment * $975,000 Store Level Cash on Cash ROI @ $975K 38% - 46% * Net of landlord tenant improvement allowance  Good Times Restaurants Inc.  19     Source: All statements of Bad Daddy’s financial information are based on management’s estimates based on its currently operating restaurant. Restaurant Operating Profit is defined as Net Sales less all restaurant-level operating, occupancy and advertising expenses but does not include depreciation, preopening expenses or allocation of any non-restaurant-level expenses. Store Level Cash on Cash ROI is the Restaurant Operating Profit divided by the total cash investment. Our independent accountants have not examined the projections and do not express any assurance with respect thereto.

 Brand Refresh Producing Sales Momentum    Good Times Restaurants Inc.  20    Robust 3-Year Same Store Sales Growth Trend at Good Times

 Increasing Sales Has Increased Profits    Good Times Restaurants Inc.  21    Average Unit Sales Volumes (000s)  Average Restaurant Level Operating Profit (000s)  Note: Restaurant Level Operating Profit is defined as Net Sales less all restaurant level operating, occupancy and advertising expenses but does not include depreciation, preopening expenses or allocation of any non-restaurant level expenses. Our independent accountants have not examined the projections and do not express any assurance with respect thereto.   Good Times Restaurant Level Sales and Operating Prof

 Demonstrated Unit and Sales Growth  Good Times Restaurants Inc.  22    Total Company-Owned Restaurants  Total Company Revenue (000s)  Note: Fiscal years 2016E and 2017E restaurant count and total company revenue represent the low end of the Company’s guidance, per the most recent earnings release filed August 10, 2016.

 Demonstrated Profit Growth    Good Times Restaurants Inc.  23    Restaurant-level EBITDA (000s)  Adjusted EBITDA (000s)  Note: See appendix for reconciliation to prior years’ Adjusted EBITDA and Restaurant-level EBITDA. Fiscal years 2016E and 2017E represent the low end of the Company’s guidance, per the most recent earnings release filed August 10, 2016.

 Highly Experienced Management Team  Boyd Hoback – President, CEO40 years in the restaurant business; with Good Times since inceptionImplemented sophisticated operating and management systems across all functional areasScott Lefever – Chief Operating Officer, Good Times35 years in the restaurant businessLed Good Times to top ranking in quality, friendliness, cleanliness (based on Sandelman Quicktrak study)Jim Zielke – Chief Financial OfficerOver 20 years in restaurant financeFormer CFO of public growth companySue Knutson – Controller, Treasurer30 years in restaurant accounting; implemented top notch systems and reportingOversees public accounting, SEC filings, internal controls  Good Times Restaurants Inc.  24  Platform infrastructure with functional expertise  Good Times Restaurants Inc.

 Highly Experienced Management Team  Mike Maloney – Director of Operations, Bad Daddy’s Former VP Ops Paragon Steakhouses, Regional VP Lonestar Steakhouse Executive & operational positions with Jimmy John’sTimothy Kast – Executive Chef, Bad Daddy’sFormer Executive Chef Partner – Seasons 52 (Darden)Culinary Arts graduateDistrict Managers – Experienced full-service backgroundsBonefishOutback SteakhouseTexas Roadhouse  Good Times Restaurants Inc.  25    Bad Daddy’s

  The Investment Opportunity  Financial Highlights  23 out of last 24 quarters of SSS growth for Good TimesFiscal 2013-2015 SSS stack of 33% for Good TimesTwo proven economic models with attractive returnsBad Daddy’s top tier sales per sq. ft., economic model @ $2.5M in salesStrong balance sheet with limited debt & $7.2M cash as of June 30, 2016Senior debt facility of $9M  Long-Term Growth  Relatively small base of restaurants with large growth platform60+% growth rate in new Bad Daddy’s restaurants in 2016 and 40%+ projected growth for the next 3 yearsAttractive valuation vs small cap restaurant growth companies  Good Times Restaurants Inc.  26